                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 30, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                    001-13533              74-2830661
 -------------------------------       ------------      ----------------------
 (State or other jurisdiction of       (Commission          (I.R.S. Employer
  incorporation or organization)       File Number)        Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Section 1--Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Comprehensive Financing Facility Commitment Letter

On April 30, 2007,  NovaStar  Financial,  Inc.  (together  with its  affiliates,
"NovaStar") and NovaStar  Mortgage,  Inc.  ("NovaStar  Mortgage") entered into a commitment  letter  (the  "Commitment  Letter")  setting  forth  the  terms of a commitment  for a $1.9  billion  comprehensive  financing  facility  arranged by
Wachovia Capital Markets,  LLC and certain of its affiliates  ("Wachovia").  The facility  would  expand and replace the  whole-loan  and  securities  repurchase agreements  currently  existing  between  Wachovia and NovaStar,  other than the
Master Repurchase Agreement (2007 Servicing Rights),  dated as of April 25, 2007
(the  "Servicing  Rights  Facility") and the Master  Repurchase  Agreement (2007
Residual  Securities)  dated as of April  18,  2007  (the  "Residual  Securities
Facility").  In addition to the financing  facilities  described in this Current
Report,  Wachovia  and  certain  of its  affiliates  routinely  engage  in other ordinary course financial transactions with NovaStar,  including but not limited to acting as an underwriter for certain securitizations sponsored by NovaStar.

The  proposed  facility  is  expected  to  consist  of  the  following  separate agreements (collectively,  the "Agreements"): (1) a Whole Loan Master Repurchase
Agreement;  (2) a Securities Master Repurchase Agreement (Investment Grade); (3)
a Securities Master Repurchase Agreement (Non Investment Grade); (4) a Servicing
Advance  Master  Repurchase  Agreement;  and (5) a Whole Loan Master  Repurchase
Agreement  (New  York).  The  aggregate  purchase  price  under each  individual
Agreement  will reduce  availability  under the other  Agreements  such that the maximum aggregate  purchase price under all Agreements at any point in time will not exceed $1.9 billion.  Financing capacity under the proposed facility will be in addition to the aggregate $100 million financing capacity under the Servicing
Rights Facility and the Residual Securities Facility.

The  Agreements  will be  cross-collateralized  with  each  other  and all other repurchase  and similar  financing  facilities  between  NovaStar and  Wachovia, including the Servicing  Rights Facility and the Residual  Securities  Facility.
NovaStar will be required to pay Wachovia a structuring  fee in connection  with the facility and certain additional fees and expenses, including but not limited to  reimbursement  of due diligence  expenses and payment of certain fees in the event of voluntary prepayment or termination by NovaStar or the occurrence of an event of default.  In addition,  upon a change of control of NovaStar Financial,
Inc., Wachovia has the right to terminate the Agreements and require the payment of a termination fee.

Whole Loan Master Repurchase Agreement

The Whole Loan Master  Repurchase  Agreement  will provide  financing to certain subsidiaries of NovaStar  Financial,  Inc. for the  origination,  purchase,  and holding of certain  eligible  mortgage loans and  residential  real estate owned
("REO  Properties").  The facility will have a term of 364 days. Specific assets may be financed  under this  Agreement for 180 days,  subject to extension up to
270  days  for  certain  amounts  and  up  to  364  days  for  certain  aged  or sub-performing  loans and REO Properties.  All  obligations  under the Agreement will be  guaranteed  by  NovaStar,  and will be  secured by the  mortgage  loans financed under the Agreement and by a pledge of the stock of one or more special purpose subsidiaries of NovaStar Financial, Inc. holding REO Properties financed under the Agreement.

The amount  available  under  this  Agreement  will be limited  only by the $1.9 billion maximum  aggregate  purchase price and amounts  advanced under the other
Agreements,  but various categories of mortgage loans and REO Properties will be subject to  sublimits  based upon  certain  characteristics  of the assets.  The specific  advance rate  applicable  to a particular  asset will depend on, among other matters,  the type, age and  performance of such asset and, in some cases,
NovaStar Financial,  Inc.'s level of liquidity. For recently originated mortgage loans  under  which  there has been no  delinquency  in any of the  first  three monthly payments  following  origination,  the advance rate under this Agreement generally  will be between 95% and 98% of the market value of such loan and such advances will bear interest at one-month  LIBOR plus 0.65%.  For other  mortgage loans and REO Properties,  the advance rate will generally range from 65% to 95%
of market  value,  but may be lower  pending  Wachovia's  review of a particular asset,  and such advances  will bear  interest at a rate ranging from  one-month
LIBOR plus 0.65% to  one-month  LIBOR plus 2%. In  addition,  advance  rates for mortgage  loans and REO  Properties  will be subject to  additional  but similar limitations based upon the outstanding principal balance of the mortgage loan or the  appraised  value of the REO  Property  and, in some cases,  additional  but similar  limitations  based upon  NovaStar  Financial,  Inc.'s  valuation of the asset.

The market  value of the  assets  will be  determined  by  Wachovia  in its sole discretion.  If, in Wachovia's opinion, the market value of assets that are then financed under the Agreement decreases for any reason, NovaStar will be required to repay the  margin  or  difference  in market  value,  or  provide  additional collateral.

NovaStar  Mortgage will remain the servicer of the mortgage  loans  purchased by
Wachovia under this Agreement,  provided Wachovia will have the right to replace
NovaStar Mortgage as the servicer if the adjusted tangible net worth of NovaStar falls below a certain amount.

Securities Master Repurchase Agreement (Investment Grade)

The  Securities  Master  Repurchase  Agreement  (Investment  Grade) will provide financing for certain eligible investment grade mortgage securities, will have a sublimit  of $400  million,  and will have a term of 364 days.  All  obligations under the Agreement  will be

guaranteed by NovaStar,  and will be secured by the mortgage securities financed under  the  Agreement  and by a pledge  of the  stock  of  certain  of  NovaStar
Financial Inc.'s subsidiaries.

The advance rate under this  Agreement will be between 70% and 97% of the market value of the mortgage securities securing the advance, depending upon the rating assigned to the applicable  mortgage  security.  The interest rate applicable to such advances will be equal to the commercial paper rate paid by an affiliate of
Wachovia to fund the advances plus an amount ranging from 0% to 0.65%, depending on the rating assigned to the mortgage securities securing the advance.

The market value of the mortgage  securities  will be  determined by Wachovia in its sole  discretion.  If, in Wachovia's  opinion,  the market value of mortgage securities that are then financed under the Agreement  decreases for any reason,
NovaStar will be required to repay the margin or difference in market value,  or provide additional collateral.

Securities Master Repurchase Agreement (Non-Investment Grade)

The Securities Master Repurchase Agreement  (Non-Investment  Grade) will provide financing for certain eligible  non-investment grade mortgage  securities,  will have a  sublimit  of  $400  million,  and  will  have a term  of 364  days.  All obligations  under the Agreement  will be  guaranteed  by NovaStar,  and will be secured by the mortgage  securities financed under the Agreement and by a pledge of the stock of certain of NovaStar Financial, Inc.'s subsidiaries.

The advance  rate under this  Agreement  will be 65% of the market  value of the mortgage securities  securing the advance.  The interest rate applicable to such advances will range from one-month  LIBOR plus 1% to one-month  LIBOR plus 2.5%, depending on the type of mortgage securities securing the advance.

The market value of the mortgage  securities  will be  determined by Wachovia in its sole  discretion.  If, in Wachovia's  opinion,  the market value of mortgage securities that are then financed under the Agreement  decreases for any reason,
NovaStar will be required to repay the margin or difference in market value,  or provide additional collateral.

Servicing Advance Master Repurchase Agreement

The Servicing  Advance Master  Repurchase  Agreement will provide  financing for certain  eligible  receivables  of  NovaStar  Mortgage  in respect of  servicing advances made by NovaStar  Mortgage under  servicing  agreements that permit the pledge of such receivables and are otherwise  acceptable to Wachovia in its sole discretion.  The  Agreement  will have a sublimit of $75 million and will have a term of 364 days.  The advance rate under this agreement will be between 85% and
90% of the amount of the applicable  receivable,  depending on the nature of the advance  giving rise to the  receivable.  Such  advances  will bear  interest at one-month LIBOR plus 1.25%.

Whole Loan Master Repurchase Agreement (New York)

The Whole Loan Master Repurchase Agreement (New York) will provide for borrowing capacity of $1 million as required for certain  regulatory  purposes and will be substantially  similar to the existing $1 million  master  repurchase  agreement between  NovaStar  Mortgage  and  Wachovia,  but  congruent  with the  terms and conditions of the other Agreements described above.

The  closing  of  the  facilities  is  subject  to  certain   customary  closing
conditions, including but not limited to completion of definitive documentation, and  receipt of  approval  from  Wachovia's  credit  committee.  There can be no assurance  that the closing of the facility will occur.  The parties expect that
the  definitive   documentation   for  the  facilities  will  contain  customary
representations  and  warranties,  covenants  and  events  of  default  that are consistent  with  those  set  forth in the  Servicing  Rights  Facility  and the
Residual Securities  Facility,  including but not limited to covenants requiring
NovaStar  Financial,  Inc. to maintain a certain minimum  adjusted  tangible net worth  and  a  certain  minimum  amount  of  liquidity,  and  limiting  NovaStar
Financial, Inc.'s ability to pay dividends.

The Commitment  Letter does not set forth all of the terms and conditions of the
proposed   Agreements;   rather,   it  only   summarizes  the  major  points  of
understanding  which will be the basis of the final  repurchase  agreements  and related documents.

Waiver Under the Servicing Rights Facility and the Residual Securities Facility

On April 30, 2007,  Wachovia Bank, N.A. and Wachovia  Investment  Holdings,  LLC
consented to NovaStar Financial, Inc. declaring and paying dividends on NovaStar
Financial Inc.'s 8.90% Series C Cumulative Redeemable Preferred Stock and on the
trust  preferred  securities  issued by NovaStar  Capital  Trust I and  NovaStar
Capital  Trust II for the  quarter  ended  June 30,  2007,  and  waived  certain breaches and any defaults under the Servicing  Rights Agreement and the Residual
Securities  Agreement  that may result  from such  payments.  In addition to the financing facilities  described in this Current Report,  Wachovia and certain of its affiliates routinely engage in other ordinary course financial  transactions with NovaStar, including but not limited to acting as an underwriter for certain securitizations  sponsored by NovaStar.  The foregoing is a summary of the terms of the waiver and is  qualified in its entirety by reference to the full text of the waiver which is attached hereto as Exhibit 10.1, and is incorporated  herein by reference.

This Current Report on Form 8-K contains  forward-looking  statements within the meaning of Section  21E of the  Securities  Exchange  Act of 1934,  as  amended, regarding  management's beliefs,  estimates,  projections,  and assumptions with respect to, among other things, NovaStar's future operations, business plans and strategies, as well as industry and market conditions,  all of which are subject to change at any time without  notice.  Actual  results and  operations  for any future period may vary materially from those  discussed  herein.  Some important factors  that  could  cause  actual  results  to differ  materially  from  those anticipated  include:  NovaStar's  ability to generate and  maintain  sufficient liquidity on favorable  terms;  the size,  frequency and structure of NovaStar's
securitizations;   NovaStar's  ability  to  sell  loans  it  originates  in  the marketplace;

impairments on NovaStar's  mortgage  assets;  increases in prepayment or default rates on NovaStar's  mortgage  assets;  increases in loan  repurchase  requests;
inability of potential  borrowers to meet  NovaStar's  underwriting  guidelines;
changes in assumptions  regarding  estimated loan losses and fair value amounts;
finalization  of the amount and terms of any  severance  provided to  terminated
employees;    finalization    of   the    accounting    impact   of   NovaStar's
previously-announced  reduction  in  workforce;  events  impacting  the subprime mortgage industry in general,  including events impacting NovaStar's competitors and liquidity  available to the industry;  the  initiation of margin calls under
NovaStar's credit facilities;  the ability of NovaStar's servicing operations to maintain high performance standards and maintain appropriate ratings from rating agencies;  NovaStar's  ability to generate  acceptable  origination volume while maintaining  an  acceptable  level of  overhead;  residential  property  values;
NovaStar's  continued status as a REIT; interest rate fluctuations on NovaStar's assets that differ from  NovaStar's  liabilities;  the outcome of  litigation or regulatory actions pending against it or other legal  contingencies;  NovaStar's compliance  with  applicable  local,  state and federal laws and  regulations or opinions  of counsel  relating  thereto  and the  impact of new local,  state or federal  legislation or regulations or opinions of counsel  relating  thereto or court  decisions on NovaStar's  operations;  NovaStar's  ability to adapt to and implement technological changes;  compliance with new accounting pronouncements;
NovaStar's ability to successfully  integrate acquired businesses or assets with
NovaStar's existing business; the impact of general economic conditions; and the risks that are from time to time  included in  NovaStar's  filings with the SEC, including  NovaStar's Annual Report on Form 10-K for the year ended December 31,
2006.  Other factors not presently  identified  may also cause actual results to differ. Words such as "believe," "expect," "anticipate,"  "promise," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs  such as  "will,"  "would,"  "should,"  "could,"  or "may"  are  generally intended to identify forward-looking statements. This Current Report speaks only as of its  date  and  NovaStar  expressly  disclaims  any  duty  to  update  the information herein.

Item 9.01  Financial Statements and Exhibits

     (d)  Exhibits. The following exhibits are filed herewith:

          10.1      Waiver dated April 30, 2007, executed by Wachovia Bank, N.A.
                    and Wachovia Investment Holdings, LLC.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE: May 3, 2007                      /s/ Gregory S. Metz
                                       -----------------------------------------
                                       Gregory S. Metz
                                       Chief Financial Officer

                                  Exhibit Index

Exhibit
Number         Description

 10.1          Waiver dated April 30, 2007,  executed by Wachovia Bank, N.A. and
               Wachovia Investment Holdings, LLC.